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                                                                Exhibit 10.17(a)

                           FIRST AMENDMENT OF LEASE

This Amendment of Lease made on September 28, 1999, for Lease dated September 1, 1993 between B & K INVESTMENT COMPANY (herein called "Lessor") and SPECIALTY EXTRUSIONS LIMITED (herein called "Lessee"), who agree as follows:

1. Paragraph 1 - PARTIES - Shall be modified and inserted in lieu thereof is the following:

          This lease, dated for reference purposes only, September 1, 1993, is made by and between B & K Investment Company (herein called "Lessor") and Wakefield Extrusion Company, (herein called "Lessee").

2. Paragraph 3.1 - TERM - Shall be modified and inserted in lieu thereof is the following:

          The term of this lease shall be for three (3) years commencing on September 1, 1999 and ending on August 31, 2002 unless terminated pursuant to any provision hereof.

3. Paragraph 4 - RENT - Shall be deleted in its entirety and inserted in lieu thereof is the following new paragraph:

          Lessee shall pay to Lessor as rent for the Premises, monthly payments of $7,717.00 in advance, on the first day of each month of the term hereof.. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor or other persons as Lessor may designate in writing.

4.     Paragraph 15 - BROKER'S FEE - Shall be deleted in its entirety.

5.     Addendum 1 - RENT ESCALATIONS - Shall be deleted in its entirety.

6      Addendum 2 - OPTION TO EXTEND - Shall be deleted in its entirety.

7. Addendum 3 - OPTION FOR NEW OWNER TO EXTEND - Shall be deleted in its entirety.

8. Effectiveness of Lease - Except as set forth in this Amendment of Lease, all provisions of the Lease shall remain unchanged and in full force and effect.

LESSOR:                                         LESSEE:

B & K INVESTMENTS COMPANY                       WAKEFIELD EXTRUSION CORP.

By: /s/ Gordon Bagne                            By: /s/ George G. Wright
   ----------------                               ----------------------
        Gordon Bagne,
        General Partner

Date: 10-26-99                                  Date: 10-26-99
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By: /s/ Robert A. Klinger
    ---------------------
        Robert A. Klinger,
        General Partner

Date:  11-29-99
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